Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Rentrak Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William P. Livek, Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ William P. Livek
William P. Livek
Director and Chief Executive Officer
Rentrak Corporation
August 7, 2009